SUPPLEMENT TO THE PROSPECTUSES AND SUMMARY PROSPECTUSES

OF

  WELLS FARGO EQUITY GATEWAY FUNDS

Wells Fargo Small Company Growth Fund

Wells Fargo Small Company Value Fund

(each a “Fund”, together the “Funds”)

At a Special Meeting of Shareholders expected to be held in early July 2016, shareholders of the Funds will be asked to provide voting instructions to the Funds with respect to the approval of a new sub-advisory agreement with Peregrine Capital Management, Inc. (“Peregrine”), the current sub-adviser of Wells Fargo Small Company Growth Portfolio and Wells Fargo Small Company Value Portfolio, the master portfolios in which the Funds invest all of their investable assets (the “Master Portfolios”). Shareholders will be asked to provide voting instructions on a new sub-advisory agreement with Peregrine in anticipation of the expected termination of the current sub-advisory agreement with Peregrine that will result from a "change of control" of Peregrine (as defined in the Investment Company Act of 1940, as amended). Following the change of control, approval of a new sub-advisory agreement will be necessary for Peregrine to continue as sub-adviser to the Master Portfolios.

The new sub-advisory agreement is also subject to approval by the Board of Trustees of the Master Portfolios, and is expected to be presented to the Board for approval in April 2016. The Special Meeting of Shareholders discussed above is contingent upon Board approval of the new sub-advisory agreement.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of any Wells Fargo Fund, nor is it a solicitation of any proxy.

April 11, 2016                                                                                                                    EGAM046/P903SP